UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2005

       CCC Information Services Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000 - 28600	54-1242469

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois 60654

(Address of Principal Executive Offices)

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312-222-4636

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On July 13, 2005, CCC Information Services Inc., a subsidiary of CCC Information Services Group Inc., announced that it and 15 of its customers signed a settlement agreement with the plaintiffs in various class action suits pending in Madison County, Illinois. These consolidated suits, In re Total Loss Class Action Litigation, Case Nos. 01 L 157, et al., relate to the valuation of vehicles that have been declared total losses by insurers. A copy of the press release issued by CCC with respect to this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. For additional information concerning this litigation, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued July 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005	CCC INFORMATION SERVICES GROUP INC.

By:/s/Robert S. Guttman .
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued July 13, 2005.